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				UNITED STATES
				SECURITIES AND EXCHANGE COMMMISSION
				Washington, D.C. 20549
				FORM 8-K
                                CURRENT REPORT

       Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934



				SPIEGEL, INC.
	      (Exact name of registrant as specified in its charter)

  Delaware                    0-16126                     36-2593917
  (State of                   (Commission file            (I.R.S. Employer
  incorporation)              Number)                     Identification No.)

  3500 Lacey Road,
  Downers Grove, Illinois                                 60515-5432
  (Address of principal executive offices)                (Zip Code)

                              630-986-8800
           (Registrant's telephone number, including area code)


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Item 5. Other events.

On June 20, 1997, John J. Shea, Vice Chairman, President and CEO announced that he will retire from the company effective July 3, 1997. Mr. Shea will also resign from the Board of Directors as of that date.

The company also announced the formation of the Office of the President. This office consists of Harold S. Dahlstrand, Michael R. Moran, and James W. Sievers. Mr. Dahlstrand, 53, a member of the Spiegel, Inc. Board of Directors and Senior Vice President, Human Resources will serve as the Chairperson of the Office of the President. Mr. Dahlstrand has been employed by Spiegel for 20 years. Mr. Moran, 51, is Senior Vice President and General Counsel for the company and has been with Spiegel for 27 years. Mr. Sievers, 55, is Senior Vice
President and Chief Financial Officer and has 14 years with Spiegel and Eddie Bauer.


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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

			 SPIEGEL, INC.
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	Signature                     Title                 Date
-------------------------   ------------------------   ----------------

   /s/ James W. Sievers     Senior Vice President       June 26, 1997
       James W. Sievers     (Chief Financial Officer)
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